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                                                                    EXHIBIT 10.8


THIS AGREEMENT is made the _____ day of _______________, 1999

BETWEEN


 (1)     __________________________________ of ________________________________

         __________________________________ ("Party A") of the first part;

 (2) Malee Consultants Limited, a limited company incorporated in the British Virgin Islands and having a place of business in Hong Kong at Room 1006, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong ("Party B") of the second part;

 (3) Lite Charter (China) Limited, a company incorporated in Hong Kong whose registered office is situate at Block A2, 8th Floor, Yip Fung Industrial Building, 28-36 Kwai Fung Crescent, Kwai Chung, New Territories, Hong Kong ("Party C") of the third part; and

 (4) King Yuen Investment & Development Limited (____________________), a limited company incorporated in Hong Kong whose registered office is situate at Room 1008-9, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong ("Party D") of the fourth part.

WHEREAS:

 (1) Party A and Party D have signed a Chinese agreement on 28th November 1994 under which Party D was to provide extensive consultancy services ("the Services") to Party A over a period of 5 years with a view to facilitating the implementation of a project ("the Project") contemplated by Party A to establish a Chinese Buddhist cultural city ("the City") in Shaanxi Province, the Peoples Republic of China.

 (2) By a written Chinese agreement dated 13th May 1998 and signed by Party A, Party B and Party D ("the Agreement"), it was agreed between Party A, Party B and Party D that Party B should take up the then remaining parts of the Services on such terms and conditions as stated therein. Those remaining parts of the Services are itemized in the First and Second Schedules hereto and the fees for each of the items ("the Items") of
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         those remaining parts of the Services are set out in the First and
         Second Schedules hereto against each of the specific items.

 (3) Party B has performed those items of the Items as listed in the First Schedule hereto ("the Performed Services") leaving those items of the Items as listed in the Second Schedule hereto ("the Unperformed Services") to be performed in accordance with the Agreement.

 (4) With Party A's consent, Party B intends to assign the Unperformed Services to Party C for its performance in accordance with the Agreement.

 (5) Party B and Party D are willing to act as the guarantors of the performance of the Unperformed Services by Party C in accordance with the Agreement.

NOW THEREFORE IT IS MUTUALLY AGREED:

1. Party B hereby assigns to Party C the Unperformed Services to be performed by Party C at the same fees and on the same terms and conditions as specified in the Agreement. Party C hereby agrees with Party A and Party B to take up the performance of the Unperformed Services at the same fees and on the same terms and conditions as specified in the Agreement.

2. Party A agrees to the assignment of the Unperformed Services from Party B to Party C as mentioned in the preceding clause to the intent that Party C shall have the same rights and duties under the Agreement as Party B in the performance of the Unperformed Services.

3. Party B and Party D warrant that Party C is competent and in possession of the necessary skill, knowledge, relationships, expertise and ability to take up the performance of the Unperformed Services in accordance with the Agreement without any form of assistance, financial or otherwise, from any party including Party B and Party D. Party B and Party D hereby further jointly and severally guarantee to Party A that Party C shall perform the Unperformed Services in strict adherence to and accordance with the Agreement. In case Party C shall fail to do so and thereby causing any lose or damages to Party A, Party B and Party D shall jointly and severally indemnify Party A against the same PROVIDED that no such guarantee or indemnity shall be available to Party A unless and until, as against Party B, it shall have finally


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been ascertained from the liquidator of Party C in liquidation the amount(s)/percentage of dividends receivable by party A, and the extent of such guarantee and indemnity by Party B shall be the amount of such deficiency between Party A's claims and the dividends receivable from the liquidator of Party C, and, as against Party D, it shall have finally been ascertained from the liquidator of Party B in liquidation the amount(s)/percentage of dividends receivable by party A, and the extent of such guarantee and indemnity by Party D shall be the amount of such deficiency between Party A's claims and the dividends receivable from the liquidators of Party C and Party B.

4. Party C shall not be liable for any disputes or claims in respect of or arising from the performance of the Performed Services. Any such disputes or claims shall be resolved or made between Party A and Party B in accordance with the Agreement and shall not in any event affect the rights and duties between Party A and Party C in respect of the Unperformed Services.

5. For avoidance of doubt, in case any item of the Performed Services is only partially performed or defectively performed, Party C shall not be responsible for the same nor for the completion or making good of the same and clause 4 above shall apply in such circumstances PROVIDED that Party A may request and Party C may undertake for the completion or making good of the same at such terms and conditions as by mutual consent.

6. In performing the items of the Unperformed Services, Party C shall adhere to the scheduled progress as provided in the Agreement PROVIDED that if any such progress is hindered or delayed by reason only of any such matters as mentioned in clause 5 above, Party C shall not be liable for any such delay. Any claims on such delay shall be made between Party A and Party B only.

7. It is hereby declared that no money or property was paid or given or received by any parties hereto for the entering of this Agreement.

8. It is hereby further declared that the ambit of the Services is of preliminary consultancy and organization nature only with a view to lay down a preliminary foundation for the implementation of the Project and does not (nor shall the Items so construed) including any work involving the actual implementation of the Project nor the actual establishment of the City


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(including, but not limited to, any site formation work;
building/premises/structure construction work; machine/facility installation/assembling work; supervision thereof; etc.).

9. This Agreement shall take effect on 1st January 1999 and shall be deemed made on that day.

10. This Agreement shall be interpreted and governed by the English laws and the parties hereto submit to the non-exclusive jurisdictions of the English courts.

                                 FIRST SCHEDULE

                            (The Performed Services)



                                 See Appendix A




                                 SECOND SCHEDULE


                           (The Unperformed Services)



                                 See Appendix B


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SIGNED by ZHANG LIN              )
                                 )
for and on behalf of Party A     )
                                 )
in the presence of:              )




SIGNED by CHENG CHAO MING        )           FOR AND ON BEHALF OF
                                 )           MALEE CONSULTANTS LIMITED
for and on behalf of Party B     )
                                 )
                                             ---------------------------------
in the presence of:              )                Authorized Signature(s)




SIGNED by SIT HIK LEUNG          )           FOR AND ON BEHALF OF
                                 )           LITE CHARTER (CHINA) LIMITED
for and on behalf of Party C     )
                                 )
                                             ---------------------------------
in the presence of:              )                Authorized Signature(s)




SIGNED by XIONG PING PO          )           FOR AND ON BEHALF OF
                                 )           KING YUEN INVESTMENT &
                                 )             DEVELOPMENT LTD.
for and on behalf of Party D     )
                                 )
                                             ---------------------------------
in the presence of:              )                Authorized Signature(s)


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